JOHCM GLOBAL INCOME BUILDER FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated August 14, 2018

to the Summary Prospectus and Prospectus dated January 28, 2018

Effective immediately, the paragraph under the heading “Performance Information” on page 3 of the Summary Prospectus and on page 46 of the Prospectus related to the JOHCM Global Income Builder Fund is deleted in its entirety and replaced with the following:

Because the Fund does not have returns for a full calendar year, no investment return information is presented for the Fund at this time. In the future, investment return information will be presented in this section of the prospectus. The information will give some indication of the risks of investing in the Fund by comparing the Fund’s investment returns with a broad measure of market performance. The Fund intends to compare its performance to the MSCI World Index, the Bloomberg Barclays US Aggregate Bond Index, and the ICE BofAML BB-B Global High Yield Constrained Index. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually. Updated performance information is available by calling 866-260-9549 (toll free) or 312-557-5913.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.